AMERICAN GENERAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT D
                     VARIETY PLUS VARIABLE ANNUITY CONTRACTS

                        SUPPLEMENT DATED FEBRUARY 1, 2019
                   TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED


      Effective February 1, 2019, American General Life Insurance Company (the "Company")is amending its VAriety Plus variable annuity Contract (the "Contract") prospectuses for the sole purpose of describing a change in the availability of the Neuberger Berman AMT Large Cap Value Portfolio -Class I (the "Portfolio") as an investment option under the Contracts.

      Beginning February 1, 2019, the Portfolio will no longer be offered as an investment option under the Contracts.

      For a period of time, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

      If you have any questions, please contact our Annuity Service Center at 1-800-247-6584.